SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 -------------

                               FORM 8-K/A (No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                  May 15, 1997


                            GREENTREE SOFTWARE, INC
               (Exact Name of Registrant as Specified in Charter)


                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

             0-12094                                      13-2897997
             (Commission File Number)                     (IRS Employer
                                                    Identification No.)

                7901 Flying Cloud Drive, Eden Prairie, MN 55344
              (Address of Principal Executive Offices) (Zip Code)

              Registrant's telephone number, including area code:
                                 (612) 941-1500

      ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On May 15, 1997, the Board of Directors of the Registrant authorized the Company to engage Price Waterhouse LLP ("PW") rather than KPMG Peat Marwick LLP ("KPMG") as the Registrant's independent public accountants for the fiscal year ending May 31, 1997, subject to the Chief Financial Officer of the Registrant confirming acceptance by PW of such appointment and notifying KPMG. On May 15, 1997, the Registrant advised KPMG and PW of its decision. On May 15, 1997,
PW advised the Registrant that it accepted the appointment and the company officially engaged PW as its independent public accountants for the fiscal year ending May 31, 1997.

      KPMG served as the Registrant's independent public accountants and auditors since November 21, 1994. KPMG was dismissed by the Board of Directors as of May 15, 1997. The Registrant's decision to employ PW rather than KPMG was the result of the Registrant's decision to move its executive offices to Eden Prairie, Minnesota, upon the hiring of Mr. Mooney as Chief Executive Officer, and the fact that the Registrant wanted to utilize the services locally of a large independent public accounting firm which had particular expertise in the software industry.

      In each of the past two fiscal years, KPMG in its report noted that, although the financial statements had been prepared assuming that the Registrant will continue as a going concern, the Registrant has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Such firm also stated that the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

      There were no disagreements with KPMG, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to that firm's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report. The Company notes that in connection with the fiscal year 1996 audit, certain matters concerning the Company's internal controls were brought to the Company's attention in a letter to the Board of Directors dated September 11, 1996. These concerns were discussed with the former accountants and addressed by the Board of Directors of the Company. All required adjustments were made in the Company's internal controls and financial statements in connection with the audit. KPMG's audit opinion was not qualified as to these matters and no disagreement existed between the Company and KPMG with respect to these issues. The Company has authorized KMPG to repond fully to the inquiries of PW concerning the internal control issues raised in the management letter.


      Neither the Registrant nor any person acting on its behalf, prior to the engagement of PW, consulted PW regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements.

      ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (C)  EXHIBITS.

      Exhibit 16.1 Letter from KPMG to the Securities and Exchange Commission, dated May 28, 1997 and received on May 29, 1997




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               GREENTREE SOFTWARE, INC.


                               By:  /s/ Joseph D. Mooney
                                    ---------------------
                                    Name: Joseph D. Mooney
                                    Title: Chief Executive Officer

Dated:  June 2, 1997